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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 3, 2002



                    Innovative Solutions and Support, Inc.
                    ---------------------------------------
                (Exact name of issuer as specified in charter)



PENNSYLVANIA                          0-31157                    23-2507402
(State or Other                    (Commission                (I.R.S. Employer
Jurisdiction                           file                     Identification
of Incorporation or                   number)                       Number)
Organization)



                            720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                   (Address of principal executive offices)


                                (610) 646-9800
             (Registrant's telephone number, including area code)
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 3, 2002, Innovative Solutions and Support, Inc. (the "Company") informed its independent accountants, Arthur Andersen LLP ("Andersen"), that they would be dismissed effective as of April 3, 2002.

     The reports of Andersen on the Company's financial statements for the years ended September 30, 2000 and September 30, 2001, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During its audits for the fiscal years ended September 30, 2000 and September 30, 2001, and for the subsequent interim period through the date of this Form 8-K, (i) there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreements in their reports, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company's Audit Committee and Board of Directors authorized the dismissal of Andersen and directed management to interview the four remaining national accounting firms and select one of them as the company's independent auditor. The Company has completed these evaluations, has narrowed the selection, and is waiting for the customary new-client acceptance procedures to be completed. The Company will announce its final decision as soon as that process is completed.

     During the Company's two most recent fiscal years, and for the subsequent interim period through the date of this Form 8-K, the Company did not consult with the above firms regarding any of the items described in Item 304(a)(2) of Regulation S-K.

     Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested Andersen to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit

16.1 Letter from Andersen to the Securities and Exchange Commission dated April 10, 2002
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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              Innovative Solutions and Support, Inc.


Date: April 10, 2002          By:  /s/ James J. Reilly
                                   ------------------------------------
                                  James J. Reilly
                                  Chief Financial Officer
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EXHIBIT INDEX


Exhibit
  No.                       Description
-------                     -----------


16.1 Letter from Andersen to the Securities and Exchange Commission dated April 10, 2002